SUMMARY PROSPECTUS – MAY 1, 2013 RS Partners Fund

Share Class (Ticker): Class A (RSPFX), Class K (RSPKX)	Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.RSinvestments.com/prospectus. You can also get this information at no cost by calling 800-766-3863 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. This Summary Prospectus incorporates by reference the Fund’s Prospectus and SAI, each dated May 1, 2013, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2012.

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for the purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in RS Funds. More information about these and other discounts is available from your financial professional and in the “Types of Shares Available — Class A Shares” section on page 110 of the Fund’s prospectus and the “Waivers of Certain Sales Loads” section on page 37 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Share Class	Class A		Class K
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None	[1]	None

Annual Fund Operating Expenses (expenses are deducted from Fund assets as a percentage of average daily net assets)
Share Class	Class A		Class K
Management Fees	1.00%		1.00%
Distribution (12b-1) Fees	0.25%		0.65%
Other Expenses[2]	0.24%		0.29%
Total Annual Fund Operating Expenses[3]	1.49%		1.94%
Fee Waiver/Expense Reimbursement[3]	-0.03%		-0.03%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.46%		1.91%
1	Contingent deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase.
2	“Other Expenses” include expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) of 0.01% or less of the Fund’s average daily net assets for the fiscal year ended December 31, 2012.
3	RS Investments has contractually agreed to limit the Total Annual Fund Operating Expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A shares to 1.45% and to limit the Total Annual Fund Operating Expenses for Class K Shares so that Class K benefits from a level of reimbursement (as expressed in basis points) that is the same as the level of reimbursement for Class A shares during the period. This expense limitation will continue through April 30, 2014 and cannot be terminated by RS Investments prior to that date without the action or consent of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not you redeem at the end of such periods. This Example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class K
1 Year	$617	$194
3 Years	$921	$606
5 Years	$1,247	$1,044
10 Years	$2,168	$2,262

RS PARTNERS FUND

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The Fund invests principally in equity securities of small-capitalization companies. The Fund’s investment team considers a company to be a small-capitalization company if its market capitalization (at the time of purchase) is either up to $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $7 billion, based on the size of the largest company in the Index on March 31, 2013), whichever is greater. The Fund typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities. The Fund’s investment team currently expects that the Fund typically will hold between 40 and 60 securities positions.

In evaluating investments for the Fund, the Fund’s investment team conducts fundamental research to identify companies with improving returns on invested capital. The investment team’s research efforts seek to identify the primary economic and value drivers for each company. Research focuses on a company’s capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, as the Fund’s investment team seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. The investment team seeks to invest in companies based on the investment team’s assessment of risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of the enterprise).

The Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents, and invest a substantial portion of its assets in securities of companies that the investment team considers to be principally engaged in natural resources industries. Companies in natural resources industries include companies that the Fund’s investment team considers to be principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services.

Principal Risks

You may lose money by investing in the Fund. The Fund may not achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small and Mid-sized Companies Risk

Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or group of industries relative to the Fund’s benchmark increases the risk that the Fund will underperform its benchmark because a general decline in the prices of stocks in that industry or group of industries will affect the Fund to a greater extent than its benchmark.

Underweighting Risk

If the Fund underweights its investment in an industry or group of industries relative to the Fund’s benchmark, the Fund will participate in any general increase in the value of companies in that industry or group of industries to a lesser extent than the Fund’s benchmark.

Limited Portfolio Risk

To the extent the Fund invests its assets in a more limited number of issuers than many other mutual funds, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund invested in a larger number of issuers.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

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RS PARTNERS FUND

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Natural Resources Investment Risk

Investment in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations. Investments in interests in oil, gas or mineral exploration or development programs, including pipelines, may be held through master limited partnerships (“MLPs”), which are generally subject to many of the risks that apply to partnerships and may also be subject to certain tax risks.

Fund Performance

The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The Fund’s past performance (before and after taxes) is not an indication of future performance. Updated performance information for the Fund is available at www.rsinvestments.com or by calling 800-766-3863.

Annual Total Return for Class A Shares (calendar year-end)

Best Quarter Second Quarter 2003 24.95% Worst Quarter Fourth Quarter 2008 -29.23%

Average Annual Total Returns (periods ended 12/31/12)
	Inception Date of Share Class	1 Year	5 Years	10 Years	Since Inception
Class A Shares	7/12/95
Return Before Taxes		13.72%	3.46%	11.98%	11.18%
Return After Taxes on Distributions		12.03%	2.87%	10.61%	10.09%
Return After Taxes on Distributions and Sale of Fund Shares		10.65%	2.84%	10.14%	9.67%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)		18.05%	3.55%	9.50%	9.53%
Class K Shares	10/13/06	18.84%	4.05%	—	3.29%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)		18.05%	3.55%	—	1.83%

After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

RS Investment Management Co. LLC

Investment Team

RS Partners Fund is team-managed by members of the RS Value Team. The following list comprises five of the members of the investment team. MacKenzie B. Davis, CFA has been a member of the Fund’s investment team since 2006. Joseph M. Mainelli has been a member of the Fund’s investment team since 2013. Byron E. Penstock, CFA has been a member of the Fund’s investment team since 2012. Kenneth L. Settles Jr., CFA has been a member of the Fund’s investment team since 2009. Clinton I. Yara has been a member of the Fund’s investment team since 2013.

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RS PARTNERS FUND

Purchase and Sale of Fund Shares

The Fund is currently offered only to certain investors. See “Other Information About Purchasing Shares” on page 114 of the Fund’s prospectus.

Investment Minimums	Class A	Class K
Minimum Initial Investment	$2,500	$1,000
Minimum Subsequent Investments	$100	None

A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.

You may redeem your shares on any business day when the New York Stock Exchange is open by mail (Boston Financial Data Services, RS Partners Fund, P.O. Box 219717, Kansas City, MO 64121-9717), by telephone (800-766-3863), or online (www.RSinvestments.com).

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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